Exhibit 99.2

Veeco Instruments, Inc. August 2, 2018 Q2 2018 Conference Call

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. Q2 2018 Conference Call © 2018 Veeco Instruments Inc. 2

CEO Introduction John Peeler

Q2 2018 Highlights All Non-GAAP P&L metrics either met or exceeded guidance Bookings declined due to LED market weakness Recorded intangible asset impairment charge of $252M Initiated cost reduction by eliminating redundant Singapore manufacturing operations Announced wins in growth markets – Photonics, Display, Advanced Packaging for Memory, Power Electronics 4 Solid P&L Performance in Q2 Q2 Results $132M Bookings $158M Revenue $11M Non-GAAP Operating Income 15¢ Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Q2 2018 Conference Call © 2018 Veeco Instruments Inc.

CFO Financial Review Sam Maheshwari

Intangible Asset Impairment Ultratech product lines have performed below prior projections Current projections triggered an impairment of intangible assets of $252M This non-cash charge does not affect our liquidity nor our day-to-day operations Remain optimistic about the combined strength of Veeco & Ultratech and continue to execute on our growth strategies 6 Remain Optimistic about our Long-Term Growth Opportunities Q2 2018 Conference Call © 2018 Veeco Instruments Inc.

Q2 2018 Revenue by End Market and Geography 7 Diversification will be More Pronounced in Q3 and Q4 Mix by End Market Mix by Geography 16% Advanced Packaging, MEMS & RF Filters 17% Scientific & Industrial 55% LED Lighting, Display & Compound Semi $158M 18% Rest of World 45% China 16% EMEA 21% United States 12% Front-End Semi China Blue LED was 31% of Veeco revenue in Q2 Front-End Semiconductor doubled from last quarter Q2 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding United States and EMEA percentages increased and include LED, Photonics, Advanced Packaging and STT-MRAM revenue

P&L Highlights 8 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Gross Margin Improvement Expected in 2nd Half GAAP Non-GAAP $ millions (except per share amounts) Q1 18 Q2 18 Q1 18 Q2 18 Revenue $158.6 $157.8 $158.6 $157.8 Gross Profit 56.7 55.4 57.8 56.5 Gross Margin 35.7% 35.1% 36.5% 35.8% R&D 24.3 24.9 23.4 23.9 SG&A & Other 26.2 24.7 23.2 21.9 Operating Income/(Loss) (11.4) (261.2) 11.3 10.8 Net Income/(Loss) (15.8) (237.6) 9.2 7.2 Earnings/(Loss) Per Share ($0.34) ($5.02) $0.20 $0.15 Q2 2018 Conference Call © 2018 Veeco Instruments Inc.

Balance Sheet Highlights 9 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Increased Working Capital Drove Down Cash Balance $ millions Q1 18 Q2 18 Cash & Short-Term Investments 311 261 Accounts Receivable 108 134 Inventories 131 146 Accounts Payable 58 65 Long-Term Debt 278 281 Cash Flow from Operations (12) (46) DSO (days) 61 76 DOI 118 130 DPO 52 58 Q2 2018 Conference Call © 2018 Veeco Instruments Inc.

Q3 2018 Guidance 10 GAAP Non-GAAP Revenue $130M - $140M $130M - $140M Gross Margin 35% - 37% 36% - 38% Net Income (Loss) ($12M)-($7M) $1M-$6M Earnings Per Share ($0.25)-($0.15) $0.03-$0.13 Non-GAAP Operating Income $4M-$9M Q2 2018 Conference Call © 2018 Veeco Instruments Inc. . A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Business Update & Outlook

Advanced Packaging, MEMS & RF Filters





High-End Computing Driving Need for Advanced Packaging

- Artificial intelligence
- Big data analytics
- Autonomous vehicles (ADAS)
- Mobile processors

FO-WLP Demand Forecasted to Increase

- Wafers incorporating FO-WLP are forecasted to grow 6X between 2018 and 2021

Significant Increase in Demand for FO-WLP


>6M Wafers per Year
1M Wafers per Year
2018
2021

Source: TechSearch International

Advanced Packaging Will Accelerate as Moore's Law Slows

Applicable Technologies: MOCVD | **Lithography** | **Wet Etch/Clean** | Laser Anneal | **Ion Beam** | MBE | 3D Inspection | ALD

Source: Veeco estimates

12 Q2 2018 Conference Call | © 2018 Veeco Instruments Inc.

ADAS – Automated Driver Assisted Systems
FO-WLP – Fan Out Wafer Level Packaging

Veeco

LED Lighting, Display & Compound Semiconductor

Mobile & TV Backlighting | **General Lighting** | **Emerging Applications**

Waves of Compound Semiconductor Demand

Global leader in MOCVD through waves of demand with >1,000 reactors installed at >100 customers.



Veeco MOCVD

- **Photonics**
- **GaN RF**
- **GaN Power Electronics**
- **Micro LED**

Driven by mega trends:
- 3D Sensing/VCSEL
- Autonomous Vehicles
- 5G RF & High Speed Data
- Displays

Broad portfolio of MOCVD products to address market needs:
- K475i™
- EPIK®
- Propel™
- New Products

Emerging Compound Semiconductor Markets Grow at ~25% CAGR

Applicable Technologies: MOCVD | Lithography | Wet Etch/Clean | Laser Anneal | Ion Beam **| MBE |** 3D Inspection | ALD

Source: Veeco estimates

13 Q2 2018 Conference Call | © 2018 Veeco Instruments Inc.

Veeco

Front-End Semiconductor


Intel
CPU:
14nm
10nm
7nm, EUV?
SoC:
14nm
10nm
7nm, EUV?
Samsung
10nm
14nm
7nm, EUV
TSMC
10nm
7nm EUV
16nm
7nm no EUV
5nm, EUV
2015
2016
2017
2018
2019
2020

Source: Adapted from New Street Research, May 2018

Extreme Ultraviolet (EUV) Lithography is an Enabler for Leading-Edge Nodes

- ASML is shipping/forecasting 50 EUV Lithography tools between 2018 and 2019*
- Veeco's Ion Beam technology is ideally positioned for producing EUV mask blanks

LSA / Melt

- China 28nm fabs delayed
- Melt tool being evaluated at 2 customers for applications at 7nm and below

Front-End Semiconductor Provides Growth Opportunities

Applicable Technologies: MOCVD | Lithography | Wet Etch/Clean | **Laser Anneal** | **Ion Beam** | MBE | **3D Inspection** | ALD

* ASML Q2 2018 Earnings Call

14 Q2 2018 Conference Call | © 2018 Veeco Instruments Inc.

Scientific & Industrial





Spector® Ion Beam Sputtering System for Optical Coatings

Data Storage Endures through Cycles

- Megatrends drive increases in cloud storage
- Thin film magnetic head (TFMH) unit volumes are increasing to support larger hard drive storage capacities
- Manufacturers continue to leverage Veeco's expertise to upgrade TFMH technology to increase areal density

Continued Momentum in Optical Coatings

- Strong demand for Ion Beam Sputtering systems from industrial applications
- Edmund Optics expanded their laser optics coating capability

Scientific & Industrial Consistently Provides Foundational Support

Applicable Technologies: MOCVD | Lithography | Wet Etch/Clean | Laser Anneal | **Ion Beam** | **MBE** | 3D Inspection | **ALD**

Source: Veeco estimates

15 Q2 2018 Conference Call | © 2018 Veeco Instruments Inc.

2018 Priorities Update 16 Q2 2018 Conference Call © 2018 Veeco Instruments Inc. Ultratech Integration Proceeding according to plan with additional manufacturing cost reduction underway Continuing to Invest in Innovation Ongoing development in MOCVD, Lithography, Laser Anneal, Wet Etch Delivering Growth – Diversifying Company 2018 anticipated to grow over 2017 in each market Operating Leverage Solid Q2 Non-GAAP P&L

Q&A

Backup & Reconciliation Tables

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures. Q2 2018 Conference Call © 2018 Veeco Instruments Inc. 19

Supplemental Information—GAAP to Non-GAAP Reconciliation Q2 2018 Conference Call © 2018 Veeco Instruments Inc. 20 Amounts may not calculate precisely due to rounding. Prior period results have been recast to reflect the retrospective adoption of ASC 606. US$ millions Q1 18 Q2 18 Net Sales $158.6 $157.8 GAAP Gross Profit 56.7 55.4 GAAP Gross Margin 35.7% 35.1% Add: Release of inventory fair value step-up for purchase accounting 0.5 0.5 Add: Share-Based Comp 0.6 0.5 Add: Accelerated Depreciation 0.1 0.1 Non-GAAP Gross Profit $57.8 $56.5 Non-GAAP Gross Margin 36.5% 35.8% US$ millions, except per share amounts Q1 18 Q2 18 GAAP Basic EPS (0.34) (5.02) GAAP Diluted EPS (0.34) (5.02) GAAP Net Income (Loss) (15.8) (237.6) Add: Share-Based Comp 4.5 4.9 Add: Amortization 13.5 10.4 Add: Restructuring 2.5 2.3 Add: Acquisition Related 1.3 1.3 Add: Release of inventory fair value step-up for purchase accounting 0.5 0.5 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.3 Add: Asset Impairment - 252.3 Add: Non-Cash Interest Expense 2.9 2.9 Add: Tax Adjustment from GAAP to Non-GAAP (0.5) (30.1) Non-GAAP Net Income (Loss) 9.2 7.2 Non-GAAP Basic EPS 0.20 0.15 Non-GAAP Diluted EPS 0.20 0.15 US$ millions Q1 18 Q2 18 GAAP Net Income (Loss) $(15.8) $(237.6) Add: Share-Based Comp 4.5 4.9 Add: Amortization 13.5 10.4 Add: Restructuring 2.5 2.3 Add: Acquisition Related 1.3 1.3 Add: Release of inventory fair value step-up for purchase accounting 0.5 0.5 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.3 Add: Asset Impairment - 252.3 Add: Interest Expense 4.6 4.4 Subtract: Tax benefit (0.2) (28.0) Non-GAAP Operating Income $11.3 $10.8

Q2 2018 GAAP to Non-GAAP Reconciliation 21 Q2 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $157.8 $157.8 Gross Profit 55.4 0.5 0.6 56.5 Gross Margin 35.1% 35.8% Research and Development 24.9 (1.1) 23.9 Selling, General, and Administrative and Other 24.7 (2.6) (0.2) 21.9 Net Income (Loss) $(237.6) 4.9 10.4 229.5 $7.2 Income (Loss) Per Common Share: Basic $(5.02) $0.15 Diluted (5.02) 0.15 Weighted Average Number of Shares: Basic 47.3 47.3 Diluted 47.3 47.4 Other Non-GAAP Adjustments Asset Impairment 252.3 Restructuring 2.3 Acquisition Related 1.3 Release of inventory fair value step-up associated with the Ultratech purchase accounting 0.5 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.3 Non-Cash Interest Expense 2.9 Non-GAAP Tax Adjustment (30.1) Total Other 229.5

Q3 2018 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $130–$140 $130–$140 Gross Profit 45–52 1 — 1 47–54 Gross Margin 35%–37% 36%–38% Net Income (Loss) $(12)–$(7) 4 4 5 $1–$6 Income (Loss) per Diluted Share $(0.25)–$(0.15) $0.03–$0.13 GAAP Net Income (Loss) $(12)–$(7) Share-Based Compensation 4 Amortization 4 Restructuring 1 Acquisition Related Expense 1 Accelerated depreciation 1 Interest Expense 4 Income Tax Expense (Benefit) 1 Non-GAAP Operating Income $4–$9 22 Q2 2018 Conference Call © 2018 Veeco Instruments Inc. Amounts may not calculate precisely due to rounding

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